UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-1 to Rule 14c-101)
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☑	Definitive Information Statement.

GREEN TECHNOLOGY SOLUTIONS, INC.
(Name of Registrant as Specified in its Charter)

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1)	Title of each class of securities to which transaction applies:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

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2)	Form, schedule or registration statement no.:
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GREEN TECHNOLOGY SOLUTIONS, INC.
2880 Zanker Road, Suite 203, San Jose, California 95134 ◆ Tel: (408) 432-7285 ◆ Fax: (408) 432-7235

NOTICE OF ACTION BY WRITTEN CONSENT OF DIRECTORS AND MAJORITY STOCKHOLDERS
IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS
June 30, 2014

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock that on the 15 day of May, 2014 our board of directors and stockholders holding a majority of our voting shares authorized the following actions:

•	Reincorporation from Delaware to Nevada that will result in:
▪	the Company being governed by the laws of the State of Nevada;
▪	your right to receive one whole share of common stock of the Nevada Company for each 300 shares of common stock of the Company owned by you as of the record date of the reincorporation; and
•	Adoption of the 2014 Omnibus Equity Incentive Plan;
•	Adoption of bylaws pursuant to Nevada law; and
•	Adoption of Articles of Incorporation filed with the Secretary of State of Nevada to effect the following:
▪	authorize our board of directors to change our corporate name to a name selected by our directors;
▪	establish corporate codes and committees of the board of directors;
▪	increase the number of shares of capital stock we are authorized to issue; and
▪	authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors;

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

There were approximately 98,425,966 shares of our common stock, issued and outstanding as of May 27, 2014.  Each share of our common stock is entitled to one vote in connection with the matters described above.

The actions have been approved by our board of directors and by the holders of a majority of the shares of common stock. As a result, the foregoing actions are approved by the stockholders of the company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The actions described will become effective at the opening of business on the first day after the 20th day after the date of mailing this Information Statement (the “Effective Date”).

We are mailing the Information Statement in compliance with the provisions of Section 14(c) of the Securities Exchange Act of 1934 on or about June 30, 2014 to stockholders of record of the company at the close of business on the day immediately preceding the date of mailing (the “Record Date”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,
San Jose, California	/s/ Wallace W. Browne
June 30, 2014	Wallace W. Browne, President and CEO

EFFECTIVE TIME

The reincorporation and other changes will be effective in the State of Nevada and the State of Delaware on the last to occur of the following (the “Effective Time”):

•	the date and time specified in articles of merger meeting the requirements of Nevada Law, filed with the Secretary of State of Nevada; or
•
the first day after the 20th day after the date of mailing of this Information Statement meeting the requirements of Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-101 of the Securities Act of 1934.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about June 30, 2014. The following questions and answers are intended to respond to frequently asked questions concerning the matters described in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:   WHAT IS THE PURPOSE OF THIS INFORMATION STATEMENT?

A: This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of certain corporate actions taken by a majority of our stockholders that will become effective 20 days after mailing this Information Statement.

Q:   WHY IS THE COMPANY REINCORPORATING IN NEVADA?

A:  We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions.  Nevada has adopted a corporation law that includes by statute many concepts created by judicial rulings in Delaware and other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

Q:   WHY IS THE COMPANY AUTHORIZING THE DIRECTORS TO CHANGE OUR CORPORATE NAME?

A: We are authorizing our board of directors to change our corporate name to any name selected by the board of directors to provide flexibility in the event of a change in the principle business of the Company.  No change in our business is presently contemplated. However, in the event of any such change, our board of directors will have the authority to select a new name that reflects our principal business.

Q:   WHY ISN'T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE REINCORPORATION?

A: The board of directors has already approved the reincorporation and has received the written consent of our stockholders who represent a majority of our outstanding voting shares. Under the Nevada Revised Statutes and our Delaware Certificate of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote, but only after the board of directors have authorized the action. Because a majority of our voting shares have approved the transaction discussed herein, a formal stockholders meeting is not necessary and represents a substantial and avoidable expense.

Q:   WHAT ARE THE PRINCIPAL FEATURES OF OUR NEVADA ARTICLES OF INCORPORATION?

A: Our Nevada Articles of Incorporation will include the following:

•	authority of the board of directors to change our corporate name to any name selected by the board;
•	establish committees of the board of directors that will comply, when required, with the NYSE MKT listing standards and other rules of the SEC and NYSE MKT;
•	increase the number of shares of capital stock we are authorized to issue;
•	authorize indemnification agreements with directors and senior officers; and
•	adopt a serial board of directors and other measures that are intended to be anti-takeover provisions.

Q:   HOW WILL THE REINCORPORATION AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A: Our officers, directors and employees will not change and our business operations will continue at the same locations, with the same employees and with the same assets.

Q:   HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A: The reincorporation will change the number of shares you own. However, your percentage of the total number of outstanding shares will not change.

Q:   WILL THE AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK DILUTE MY EQUITY PERCENTAGE, VOTING PERCENTAGE OR PRIORITY OF MY COMMON STOCK IN THE COMPANY?

A: Your voting percentage and equity interest in the Company is not currently changed by the authorization of the company to issue additional shares of common stock.  However, the additional shares may cause a dilution of your ownership and voting interest in the future.

Q:   HOW DO I EXCHANGE DELAWARE CERTIFICATES FOR NEVADA CERTIFICATES?

A: Enclosed with this Information Statement as Exhibit D is a letter of transmittal and instructions for surrendering certificates representing your shares. If you are a stockholder of record, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, our transfer agent will issue a new certificate representing the number of shares you are entitled as soon as practical after the Effective Time of the merger. If you hold your stock in street name in a brokerage account, your broker will manage the certificate change.

Q:   WHAT HAPPENS IF I DO NOT SURRENDER MY COMPANY CERTIFICATES?

A: You are not required to surrender your certificates representing company shares in order to receive a certificate with our new name. Until you receive your new certificates you will continue to receive notice of or vote at stockholder meetings and receive dividends or other distributions for your shares.

Q:   WHAT IF I HAVE LOST MY COMPANY CERTIFICATES?

A: If you have lost your company certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent is:

Pacific Stock Transfer
4045 South Spencer Street Suite 403 Las Vegas, Nevada 89119
Tel: (702) 361-3033 & (800) 785-PSTC Fax: (702) 433-1979

Q:   CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A: Yes. Delaware law provides for a right of appraisal or redemption in connection with the reincorporation described in this Information Statement.  See “Rights of Dissenting Shareholders.”

Q:   WHO WILL PAY THE COSTS OF REINCORPORATION?

A: We will pay all of the costs of the reincorporation in Nevada, including distributing this Information Statement. You will only be required to pay our transfer agent the cost of exchanging certificates representing shares of the company for Nevada certificates. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:   WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in your shares of common stock when issued under the new name. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

REASONS FOR AUTHORITY TO CHANGE OUR NAME

Our board of directors may authorize, without further shareholder approval, a change of our corporate name to any name selected by the board of directors. We have no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve a name change. However, in the event of any substantial business change, our board of directors will have the authority to select a new name that reflects our principal business.

DIRECTORS AND EXECUTIVE OFFICERS

The business background of our directors and chief executive officer is included in the quarterly report for the period ended March 31, 2014 we filed with the Securities and Exchange Commission and posted on our website on the 22nd day of May 2014. The information statement is incorporated herein by reference and is available on the SEC web site: www.sec.gov.

NAME	AGE	POSITION
Wallace W. Browne	44	Chief Executive Officer, President, and Director

Wallace W. Browne has served as Chief Executive Officer, President, and Director since May 13, 2014 when he was elected to replace Paul Watson who resigned all positions on the same day. There was no disagreement between the Company and Mr. Watson at the time of his resignation from the Company and the resignation and election was not pursuant to any arrangement or understanding with a person or persons acquiring securities.

From 2005 through 2010, Mr. Browne was an owner and vice president of Gulf Environmental Services, Inc., a Louisiana asbestos abatement service, where he was responsible for employee safety training and health compliance. From 2010 to the present, Mr. Browne served as a quality control laboratory coordinator for Omega Protein, Inc., which develops, produces and delivers essential nutrients to leading supplement and food manufacturers. He is a graduate of McNeese State University with a bachelor of science degree in environment science and a minor in chemistry.

Committees of the Board of Directors

Our board of directors has authorized an audit committee charter, compensation committee charter, nominating and governance committee charter, executive committee charter and nominating committee charter.  Our board may also establish from time to time any other committees that it deems necessary or desirable.  The composition of each committee will comply, when required, with NYSE MKT listing standards and other rules of the SEC and NYSE MKT.

Audit Committee

We have not appointed members of our audit committee. However the chairman will be independent within the meaning of applicable SEC rules and NYSE MKT listing standards as an “ audit committee financial expert ” as defined in the rules and regulations of the SEC, and that is financially literate under the current listing standards of the NYSE MKT. The audit committee has oversight responsibilities regarding matters including:

•	the integrity of our financial statements and our financial reporting and disclosure practices;
•	the soundness of our system of internal controls regarding finance and accounting compliance;
•	the independent registered public accounting firm’s qualifications and independence;
•	the engagement of the independent registered public accounting firm;
•	the performance of our internal audit function and independent registered public accounting firm;
•	our compliance with legal and regulatory requirements in connection with the foregoing;
•	review of related-party transactions in accordance with our written policy as to such transactions; and
•	compliance with our Code of Conduct and Ethics.

We will rely on the phase-in rules of the SEC and NYSE MKT with respect to the independence of our audit committee. These rules permit us to have an audit committee that has at least one member who is independent by the NYSE MKT listing date, at least two members (a majority of whom are independent) within 90 days after the listing date, and at least three members (all of whom are independent) within one year thereafter.

Our written charter for our audit committee will be available on our website, http://www.gtsoresources.com. The information on our website is not and will not be deemed to be part of this information statement and our web address is included herein as an inactive textual reference only.

Compensation Committee

We have not appointed members of our compensation committee. However, the chairman of the committee will be independent within the meaning of the listing standards of the NYSE MKT. The compensation committee is authorized to assist the board in discharging the board’s responsibilities relating to matters including:

•
review and administration of compensation and benefit policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to us to achieve superior operating results;

•
review and approval, annually of goals and objectives relevant to compensation of our Chief Executive Officer, including evaluating the performance of the Chief Executive Officer in light of those goals and objectives and setting of our Chief Executive Officer’s compensation based on such evaluation (and our compensation committee will have sole authority to determine such compensation);

•
establishment of the compensation of our other executives and the Chairman of our board, and recommendation of the compensation of our non-employee directors for approval by majority vote of independent directors, and

•	issuance of an annual report on executive compensation for inclusion in our annual proxy statement, once required.

We will rely on the phase-in rules of the SEC and NYSE MKT with respect to the independence of our compensation committee. These rules permit us to have a compensation committee that has at least one member who is independent by five business days from the NYSE MKT listing date, at least a majority of members who are independent within 90 days of the NYSE MKT listing date and all independent members within one year of the NYSE MKT listing date.

Our board has adopted a written charter for our compensation committee, which will be available on our website, http://www.gtsoresources.com. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only. To assist the compensation committee in discharging its responsibilities, the compensation committee may engage a compensation consulting firm or other advisors.

Nominating and Governance Committee

We have not appointed members of our nominating and governance committee. However, the chairman of the committee will be independent within the meaning of the listing standards of NYSE MKT. The nominating and governance committee is authorized to:

•	recommend to the board nominees for election as directors and committee members;
•	develop and recommend to the board a set of corporate governance guidelines;
•	review candidates for nomination for election as directors submitted by directors, officers, employees and stockholders and establish procedures to be followed by stockholders in submitting nominees;
•	recommend to the board non-renomination or removal from the board or a board committee as appropriate;
•	review with the board the requisite skills and characteristics for continuation as board members, the selection of new board members and board composition; and
•
select, retain and evaluate any search firm with respect to the identification of candidates for nomination for election as directors (and our nominating and governance committee shall have the sole authority to approve any such firm’s fees and other retention terms).

We will rely on the phase-in rules of the SEC and NYSE MKT with respect to the independence of our nominating and governance committee. These rules permit us to have a nominating and governance committee that has at least one member who is independent by five business days from the NYSE MKT listing date, at least a majority of members who are independent within 90 days of the NYSE listing date and all independent members within one year of the NYSE listing date.

The committee will assist the board in the selection of nominees for election as directors at each annual meeting of our stockholders and will establish policies and procedures regarding the consideration of director nominations from stockholders. Our board has adopted a written charter for our nominating and governance committee, which will be available on our website, http://www.gtsoresources.com. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only.

2014 Omnibus Equity Incentive Plan

The purpose of our 2014 Plan is to maintain the ability of the company and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the company and its subsidiaries. In addition, the 2014 Plan is intended to encourage ownership of our common stock by the directors, employees and consultants of the company and its affiliates and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the company’s business. The 2014 Plan provides eligible employees and consultants the opportunity to participate in the enhancement of stockholder value by the grants of options (including incentive stock options for employees only), restricted or unrestricted common stock and other awards under the 2014 Plan, including having their bonuses and/or consulting fees payable in restricted or unrestricted common stock and other awards, or any combination thereof. The number of shares that currently may be issued under the 2014 Plan is 10,000,000 shares of common stock.

Immediately upon the grant of any award, the number of shares that may be issued or optioned under the plan will be increased such that the total number of shares issuable under the plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 10% of the total number of issued and outstanding shares. Such increase in the number of shares subject to the plan shall occur without the necessity of any further corporate action of any kind or character.

Limitations on Directors’ and Officers’ Liability

Our directors and officers are indemnified as provided by the Nevada Revised Statutes, as amended and our articles of incorporation.

Employment Agreements

Currently, we have no existing employment agreement.

REINCORPORATION IN NEVADA

The following discussion summarizes certain aspects of our reincorporation in Nevada.  This summary does not include all of the provisions of the Plan and Agreement of Merger between the Company and, a copy of which is attached hereto as Exhibit “A,” or the Articles of Incorporation of the Nevada Company, a copy of which is attached hereto as Exhibit “B.” Copies of the Delaware bylaws and the Nevada bylaws of the Nevada Company are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation

We believe that the reincorporation will provide a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law and will increase the marketability of our securities.  Nevada has adopted a modern code governing the formation and operation of corporations.  It includes by statute many of the concepts developed judicially in Delaware.  In addition, the Nevada law provides for greater flexibility in raising capital and other corporate transactions.  Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada.

Principal Features of the Reincorporation

The reincorporation will be effected by the merger of the Company with and into the Nevada Company.  The Nevada Company is the surviving entity.  The reincorporation will become effective on the Effective Date.

On the Effective Date, (i) each of our stockholders as of the record date will be entitled to receive one share of Company common stock for each 300 shares of our common stock they owned on the record date, one share of the Nevada Company common stock for any fractional interest that they would be entitled to receive, and the number of additional whole shares such that each stockholder will own at least five shares, (ii) each share of the Nevada Company common stock owned by the Company will be canceled and resume the status of authorized and unissued Nevada Company common stock, and (iii) the Company will cease its corporate existence in the State of Delaware.

The Articles of Incorporation and bylaws of the Nevada Company are significantly different from the Certificate of Incorporation and bylaws of the Company.  Your rights as shareholders will be substantially affected by the reincorporation by, among other things, the exchange ration and the differences between the laws of the State of Delaware, which govern the Company, and the laws of the State of Nevada, which govern the Nevada Company.  See the information under “Significant Differences between the Delaware Company and the Nevada Company” for a summary of the differences between the laws of the State of Delaware and the laws of the State of Nevada.

The board of directors and officers of the Nevada Company will consist of the persons who are our directors and officers prior to the reincorporation.  Our daily business operations will continue at the principal executive offices at 2880 Zanker Road, Suite 203, San Jose, California.

How to Exchange Company Certificates for the Nevada Company Certificates

Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of the Nevada Company common stock.  Upon surrender of a certificate representing our common stock to the Nevada Company, together with a duly executed letter of transmittal and the necessary issuance fees, the Nevada Company will issue, as soon as practicable, a certificate representing that number of shares of the Nevada Company you are entitled to receive.

If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange.  Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf.  Since we believe there have been widespread sales of our stock without actual delivery of certificates, it is possible that your nominee or broker may not have certificates representing all of the shares owned by its customers.  We recommend that you contact your nominee or broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal.  This will ensure that there are actually shares of the Nevada Company in your name on the books and records of the Nevada Company.  After the exchange, you may transfer the shares of the Nevada Company back into the name of your broker or nominee.

You are not required to surrender your certificates representing our common stock for certificates representing shares of the Nevada Company. Dividends and other distributions declared by the Nevada Company after the Effective Date with respect to common stock and payable to holders of record thereof after the Effective Date will be paid to the holders of certificates representing the Nevada Company common stock and to the holders of unsurrendered certificates representing shares of the Company.  In addition, holders of unsurrendered certificates representing shares of our common stock will be entitled to notice of or to vote at any meetings of the shareholders of the Nevada Company until they surrender the certificate representing Company common stock.

Capitalization

Our authorized capital on the date of this Information Statement consisted of 100,000,000 shares of common stock, $0.001 par value, and 2,500,000 shares of preferred stock, $0.001 par value. On the date of this Information Statement there were 98,425,966 shares of our common stock and no shares of our preferred stock outstanding. The authorized capital of the Nevada Company consists of 500,000,000 shares of capital stock divided into 480,000,000 shares of common stock, $0.001 par value per share, and 20,000,000 shares of preferred stock, $0.001 par value per share. The board of directors of the Nevada Company has not adopted any designations, rights or preferences for preferred stock. As a result of the reincorporation, the Nevada Company will have outstanding approximately 328,087 shares of common stock (subject only to insignificant differences relating to the elimination of fractional shares and providing a minimum of five shares), and no shares of preferred stock. In addition, the Nevada Company will reserve 10,000,000 shares of common stock for issuance under the 2014 Omnibus Equity Incentive Plan. Accordingly, the board of directors of the Nevada Company will have available approximately 469,671,913 shares of common stock and 20,000,000 shares of preferred stock which are authorized but presently unissued and unreserved. The reincorporation will not affect our total stockholder equity or total capitalization.

The board of directors of the Nevada Company may authorize, without further shareholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines.  Such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of preferred stock.  However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Issuance of additional authorized common stock or preferred stock may have the effect of deterring or thwarting persons seeking to take control of the Nevada Company through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger.  For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.  See “Defenses Against Hostile Takeovers.”

Significant Differences between the Delaware Company and the Nevada Company

The Company was incorporated under the laws of the State of Delaware and the Nevada Company is incorporated under the laws of the State of Nevada.  Those stockholders that tender their certificates representing the shares of our common stock for exchange will become shareholders of the Nevada Company.  Their rights as shareholders will be governed by the Nevada Revised Statutes and the Articles of Incorporation and bylaws of the Nevada Company rather than the General Corporation Law of Delaware and the Delaware Certificate of Incorporation and bylaws.  The Nevada Articles of Incorporation and bylaws are significantly different from the Delaware Certificate of Incorporation.

The corporate statutes of Nevada and Delaware have certain differences, summarized below.  This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

Classified Board of Directors.  Both Delaware and Nevada law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms.  Unlike the Company, the Nevada Company has classified boards consisting of three classes, elected to three-year terms.  As a result of the reincorporation, our directors will become directors of the Nevada Company and assigned to classes to make the number of directors in each class as nearly equal as possible.

Removal of Directors.  Under Delaware law, members of a classified board of directors may only be removed for cause.  Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors.  Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors.  Nevada does not distinguish between removal of directors with and without cause.  The reincorporation may make it more difficult for the shareholders of the Nevada Company to remove a member of the board of directors.

Special Meetings of Stockholders.  Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.  Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws.  The Articles of Incorporation and bylaws of the Nevada Company provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.  The reincorporation will make it more difficult for the shareholders of the Nevada Company to call a special meeting of the stockholders.

Special Meetings Pursuant to Petition of Stockholders.  Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within 13 months after the last annual meeting.  Nevada law is more restrictive.  Under Nevada law shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.  The reincorporation may make it more difficult for the shareholders of the Nevada Company to require that an annual meeting be held without the consent of the board of directors.

Cumulative Voting.  Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected.  Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled.  Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.  Both Delaware and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures.  Neither the Certificate of Incorporation of the Company nor the Articles of Incorporation of the Nevada Company provide for cumulative voting.  The reincorporation does not change the rights of the shareholders to cumulate their votes.

Vacancies.  Under Delaware law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum.  Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.  Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise.  The bylaws of both the Company and the Nevada Company address the election of persons to fill vacancies on the board of directors in the same manner.

Indemnification of Officers and Directors and Advancement of Expenses.  Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents.  Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding.  Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement.  Nevada law differs in two respects: first, Nevada law applies to advance of expenses incurred by both officers and directors, and second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  There will be a difference in stockholders’ rights with respect to this issue because the bylaws of the Nevada Company provide for the mandatory advancement of expenses of directors and officers.

Limitation on Personal Liability of Directors.  Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.  The Certificate of Incorporation of the Company excluded director liability to the maximum extent allowed by Delaware law.  Nevada law permits, and the Nevada Company has adopted, a broader exclusion of liability of directors to the corporation and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed.  The reincorporation will result in the elimination of any liability of a director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Dividends.  Delaware law is more restrictive than Nevada law with respect to when dividends may be paid.  Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).  In addition, the Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.  Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.  The reincorporation makes it possible for the Nevada Company to pay dividends or other distributions that would not be payable under Delaware law.

Restrictions on Business Combinations.  Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.  Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.  Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently.  First, an “interested stockholder” is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation.  Second, the three-year moratorium can be lifted only by advance approval by a corporation’s board of directors.  Finally, after the three-year period, combinations with “interested stockholders” remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements.  As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

The Nevada Company has opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the Effective Date of the reincorporation.  The Delaware Amended and Restated Certificate of Incorporation does not opt out of stringent requirements of Delaware law that apply to mergers and combinations

Limitations on Controlling Shareholders.  Nevada law contains a provision that limits the voting rights of a person that acquires or makes an offer to acquire a controlling interest in a Nevada corporation.  Under the provisions of Nevada law, a person acquiring or making an offer to acquire more than 20% of the voting power in a corporation will have only such voting rights as are granted by a resolution of the shareholders adopted at a special or annual meeting.  The controlling person is not entitled to vote on the resolution granting voting rights to the controlling interest.  The person acquiring a controlling interest may request a meeting of the shareholders be called for this purpose and, if the board of directors fails to call the meeting or the controlling person is not accorded full voting rights, the corporation must redeem the controlling shares at the average price paid for them.  Delaware does not have a similar provision and the reincorporation may make it more difficult for a person to acquire control of the Nevada Company through acquisition of a majority of the shares issued.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws.  Both Delaware and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate or articles of incorporation.  Both Delaware and Nevada law also provide that in addition to the vote of the shareholders, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation.  Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors.  Both Delaware and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles or certificate of incorporation or resolution adopted pursuant to the articles or certificate of incorporation, respectively.

Actions by Written Consent of Stockholders.  Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing.  Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.  Although not required by Nevada law, the Nevada Company’s bylaws require prompt notice to all shareholders of any action taken by less than unanimous written consent.

Stockholder Vote for Mergers and Other Corporation Reorganizations.  Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation.  Neither Delaware nor Nevada law require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

2014 OMNIBUS EQUITY INCENTIVE PLAN

The Board of Directors of the Company and the owners of a majority of the outstanding voting stock have approved the 2014 Omnibus Equity Incentive Plan. The purpose of the Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries.  The Plan is posted on our website at http://www.gtsoresources.com and is available to any stockholder by request to the Company.

General Provisions of the Plan

The purpose of the 2014 Omnibus Equity Incentive Plan (“Plan”) is to maintain the ability of the Nevada corporation (the “Company”) and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries.  In addition the Plan is intended to encourage ownership of common stock, $.001 par value (“Common Stock”), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company’s business.  The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under the Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof.  In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders.  Certain options and warrants to be granted under the Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), while other options and warrants and preferred stock granted under the Plan will be nonqualified options or warrants which are not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options or warrants described and shares of preferred stock.  Employees, consultants and directors who participate or become eligible to participate in the Plan from time to time are referred to collectively herein as “Participants”.  As used in the Plan, the term “Affiliates” means any “parent corporation” of the Company and any “subsidiary corporation” of the Company within the meaning of Code Sections 424(e) and (f), respectively.

The Plan shall be administered by the Board of Directors of the Company (the “Board”).  When acting in such capacity the Board is herein referred to as the “Committee,” which shall also designate the Chairman of the Committee.  If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission (“Commission”) pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”), no director shall serve as a member of the Committee unless he or she is a “disinterested person” within the meaning of such Rule 16b-3.

Stock Options

The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options.  The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement.  Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The aggregate fair market value (determined in accordance with the Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement.  The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date.  Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period.  If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant.  However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate (“Ten Percent Stockholder”), such period shall not exceed five years from the date of grant.

The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee.  In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted.  The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under the Plan shall be determined by the Committee prior to granting the option or warrant.  The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

Restricted Stock

Awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

(a)      Awards of restricted stock may be in addition to or in lieu of option or warrant grants.  Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the “Restriction Period”), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used.  Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient’s directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a “change in control” of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.  Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient’s termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a “change in control” of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.  Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient.  The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

(b)      Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock.  Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock

(a)      In lieu of cash bonuses otherwise payable under the Company’s or applicable division’s or subsidiary’s compensation practices to employees and consultants eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash.  Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion.  The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date.

(b)      In lieu of salaries and fees otherwise payable by the Company to employees, attorneys and consultants eligible to participate in the Plan that were incurred for services rendered during, prior or after the year of 2014, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash.  Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion.  The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month’s of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

Relinquishment of Options

The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided.  The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment.  Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee’s refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same.  Subject to the Committee’s determination in any case that the grant by it of a right of relinquishment is consistent, any option or warrant granted under the Plan, and the option or warrant agreement evidencing such option or warrant, may provide.

The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee’s disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances.  Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act (“Covered Participant”) shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following the Company’s release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release (“Window Period”).  A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant’s death, disability or termination of his relationship with the Company for a reason other than “for cause.”

Grant of Convertible Preferred Stock

The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof.  The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation.  Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation  (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

(i)           The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted.  The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

(ii)           The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments.  In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

(iii)           Shares of preferred stock shall be converted in the manner specified in the preferred stock designation.  The notice of conversion shall specify the address to which the certificates for such shares are to be mailed.  A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement.  As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder’s name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

(iv)           Awards of restricted preferred stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

(A)                 Awards of restricted preferred stock may be in addition to or in lieu of preferred stock grants.  Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the “Restriction Period”), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock.  Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient’s directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a “change in control” of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.  Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient’s termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a “change in control” of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient.  Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient.  The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

(B)      Restricted preferred stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock.  Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

(v)           No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

(vi)           Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant.  Notwithstanding anything to the contrary contained in the Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

Amendments or Termination

The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

Compliance with other Laws and Regulations

The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.  The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Purchase for Investment

Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under the Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Tax Information

(a)           The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under the Plan.

(b)           Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid.  A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined (“Tax Date”).  All such elections are irrevocable and subject to disapproval by the Committee.  Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period.  Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company’s withholding obligation or his estimated tax obligation on the Tax Date.

Replacement of Options, Warrants and Preferred Stock

The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee.  The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

Effectiveness and Expiration of Plan

The Plan shall be effective on the date the Board adopts the Plan.  The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

Non-Exclusivity of the Plan

Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Governing Law

The Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

Cashless Exercise

The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.  The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

REASONS FOR THE INCREASE IN AUTHORIZED SHARES

Overview

Our board of directors may authorize, without further shareholder approval, the issuance of shares of preferred stock or common stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity, of then existing shareholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of capital stock. However, the board of directors believes it prudent to have shares of common stock and preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Defense against hostile takeovers

The additional shares of capital stock authorized by our Nevada articles of incorporation can be used to minimize the possibility of a sudden acquisition of control of the company which has not been negotiated with and approved by our board of directors.  (See “Defenses Against Hostile Takeovers.”)

Potential dilution

If the board of directors issues an additional class of voting for less than fair value, the value of your interest in the company will be diluted.  The company has no present intention to issue any additional class of voting securities.

Change in seniority of securities

The outstanding shares of Series A preferred stock are senior to the outstanding shares of common stock and the preferred shares have priority over the common shares in liquidation.  The common stock and preferred stock vote as a single class.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of our common stock by (i) all persons and groups known by the company to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each person who held the office of chief executive officer at any time during the year ended December 31, 2013, (iv) up to two executive officers other than the Chief Executive Officer who were serving as executive officers on December 31, 2013 and to whom the company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on December 31, 2013, and (vi) all directors and officers as a group. None of the directors, nominees, or officers of the company owned any equity security issued by the company’s subsidiaries. Information with respect to officers, directors and their families is as of December 31, 2013, updated to May 15, 2013, and is based on the books and records of the company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the company’s principal executive office.

Name and address of beneficial owner	Relationship to Registrant	Number of Shares of Common Stock	Percentage of Common Stock (2)

Eastern Rim Funds Inc. San Francisco 65 E St House No 35 Panama City Panama	Shareholder	52,056,100	52.89%

Wallace W. Browne 2880 Zanker Road, Suite 203 San Jose, CA 95134	Sole Director and CEO	-nil-	0.0%

All Officers and Directors as a group (total of 1)		-nil-	0.0%

(1)	All named persons own the shares beneficially and of record and have exclusive voting, investment and dispositive power.
(2)	Based on 98,425,966 shares outstanding May 27, 2014.

DIRECTOR AND EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our former Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years July 31, 2013 and 2012, and whose salary and bonus exceeded $100,000 for the fiscal years ended December 31, 2013 and 2012, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the “Named Executive Officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total ($)

Wallace W. Browne	2013	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
CEO & President	2012	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

Paul Watson	2013	$60,000	$-0-	$-0-	$-0-	$-0-	$60,000
Former CEO & President(1)	2012	$60,000	$-0-	$-0-	$-0-	$-0-	$60,000

(1)	Mr. Watson received cash compensation of $60,000 during the year ended December 31, 2013. He received no other form of compensation. Mr. Watson resigned all positions May 13, 2014.
(2)	Mr. Browne was elected Director and Chief Executive Officer May 13, 2014.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished pursuant to Rule 16a-3(c) during its most recent fiscal year and Form 5 and amendments thereto furnished with respect to our most recent fiscal year, and any written representations to the effect that no Form 5 is required.

To the best of our knowledge, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock, or any other reporting person (as defined in Item 405 of Regulation S-K) (“reporting person”), failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year: 2011.

Outstanding Equity Awards at Fiscal Year-End.

There were no outstanding equity awards at our most recent fiscal year end.

DEFENSES AGAINST HOSTILE TAKEOVERS

The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in our Nevada articles of incorporation which management has identified as potentially having an anti-takeover effect.

The anti-takeover provisions of our Nevada articles of incorporation are designed to minimize the possibility of a sudden acquisition of control of the company which has not been negotiated with and approved by our board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of the company or a tender offer for all of our capital stock. However, to the extent these provisions successfully discourage the acquisition of control or tender offers for all or part of our capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made that adversely affects those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

 Authorized shares of capital stock

Our Nevada articles of incorporation authorize the issuance of up to 20,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of our serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Nevada articles of incorporation authorize the issuance of up to 480,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquirer. If our board of directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder meetings

Nevada law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's Nevada articles of incorporation or bylaws. Our Nevada articles of incorporation provide that annual stockholder meetings may be called only by our board of directors or a duly designated committee of the board. Although we believe that this provision will discourage stockholder attempts to disrupt our business between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of our company

Classified board of directors

Our Nevada articles of incorporation provide that the board of directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified. A classified board of directors could make it more difficult for stockholders, including those holding a majority of our outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

Removal of directors

Delaware law requires the vote of a majority of the outstanding shares entitled to vote for the election of directors to remove directors. Nevada law provides that any or all directors may be removed only by the vote of two-thirds of the voting interests entitled to vote for the election of directors. The reincorporation may make it more difficult for the Nevada stockholders to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

Restriction of maximum number of directors and filling vacancies on the board of directors

Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's Nevada articles of incorporation or bylaws. Our Nevada articles of incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of the company through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

Advance notice requirements for nomination of directors and proposal of new business at annual stockholder meetings

Our Nevada articles of incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

RIGHTS OF DISSENTING SHAREHOLDERS

Any Company stockholder is entitled to be paid the fair value of its shares in accordance with Section 262 of the General Corporation Law of the State of Delaware (“Delaware Law”) if the stockholder dissents to the reincorporation or any of the actions resulting from or in connection with the reincorporation, including the exchange ratio of the Company common stock or preferred stock for Nevada common stock.  A brief summary of the provisions of Delaware Law Sections 262 is set forth below and the complete text of said Section is attached as Exhibit “C”.

Because the reincorporation has been approved by the required vote of the Company’s stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of the Company Common Stock who asserts dissenters’ rights and who follows the procedures set forth in Section 262 of Delaware Law, will be entitled to have his or her shares of the Company Common Stock purchased by the Company for cash at their fair market value.  The fair market value of shares of the Company Common Stock will be determined as of the day before the first announcement of the terms of the reincorporation, excluding any appreciation or depreciation in consequence of the reincorporation.

A holder who wishes to exercise dissenters’ rights should deliver his or her written demand to the Company’s transfer agent, Pacific Stock Transfer, 4045 South Spencer Street Suite 403 Las Vegas, Nevada 89119 with a copy (which shall not constitute notice) to Robert L. Sonfield, Jr., Esq., Sonfield & Sonfield, 2500 Wilcrest Drive, Suite 300, Houston, Texas 77042, on or before 20 days after the date of mailing of this Information Statement.  The demand will be sufficient if it reasonably informs the Company of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares.  Any stockholder who does not follow the foregoing is not entitled to payment for his shares under Delaware Law.

In accordance with the regulations promulgated under the Exchange Act, the authorization of the reincorporation will not become effective until twenty days after the Company has mailed this Information Statement to the stockholders of the Company.

Within 120 days after the effective date of the reincorporation, any stockholder who has complied with Section 262 and who is otherwise entitled to appraisal rights, may file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such stockholders.  At any time within 60 days after the effective date of the reincorporation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the reincorporation.  After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the reincorporation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.  The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct.  The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances.

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Company Common Stock.  Delaware Law establishes the procedures to be followed and failure to do so may result in the loss of all dissenters’ rights.  Accordingly, each stockholder who might desire to exercise dissenters’ rights should carefully consider and comply with the provisions of these sections and consult his legal advisor.

THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS’ RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Agreement and Plan of Merger and the Articles of Incorporation.

COMMUNICATIONS WITH RESPECT TO DISSENTERS’ RIGHTS SHOULD BE ADDRESSED TO THE COMPANY’S TRANSFER AGENT, PACIFIC STOCK TRANSFER, 4045 SOUTH SPENCER STREET, SUITE 403, LAS VEGAS, NEVADA 89119.

Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to the Delaware Law.  If a shareholder loses his dissenters’ rights, either by withdrawal of his demand, abandonment of the reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

THE PROVISIONS OF DELAWARE LAW SECTION 262 ARE TECHNICAL AND COMPLEX.  IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTS TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS’ RIGHTS.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions.  Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements.  Forward-looking statements involve known and unknown risks.

ADDITIONAL INFORMATION

Stockholder Proposals

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC’s web site at http://www.sec.gov and our website at http://www.gtsoresources.com. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment. Your consent to the actions is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

GREEN TECHNOLOGY SOLUTIONS, INC.

DATED: June 30, 2014

EXHIBIT A

PLAN AND AGREEMENT OF MERGER

OF

GREEN TECHNOLOGY SOLUTIONS, INC.
(a Delaware Corporation)

AND

GREEN TECHNOLOGY SOLUTIONS, INC.
(a Nevada Corporation)

PLAN AND AGREEMENT OF MERGER by and between GREEN TECHNOLOGY SOLUTIONS, INC., a Delaware corporation (“Green Delaware”), and GREEN TECHNOLOGY SOLUTIONS, INC., a Nevada corporation (“Green Nevada”).

WHEREAS, Green Delaware is a business corporation of the State of Delaware with its registered office therein located at 1209 Orange Street, Wilmington, County of Newcastle, Delaware; and

WHEREAS, the total number of shares of stock which Green Delaware has authority to issue is 100,000,000 shares of common stock, $.001 par value per share; and

WHEREAS, Green Nevada is a business corporation of the State of Nevada with its registered office therein located at 613 Saddle River Court, Henderson, Nevada 89015; and

WHEREAS, the total number of shares of stock which Green Nevada has authority to issue is 500,000,000, of which 480,000,000 are common stock, $.001 par value per share, and 20,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, the Delaware General Corporation Law permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

WHEREAS, the Revised Statutes the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

WHEREAS, Green Delaware and Green Nevada and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Green Delaware with and into Green Nevada pursuant to the provisions of the Delaware General Corporation Law and pursuant to the provisions of the Revised Statutes of the State of Nevada upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto hereby determine and agree as follows.

ARTICLE I
MERGER

1.1. CONSTITUENT CORPORATIONS. The name, address and jurisdiction of organization of each of the constituent corporations are set forth in the recitals above.

1.2. SURVIVING CORPORATION. Green Nevada shall be the surviving corporation. The principal place of business, Articles of Incorporation, bylaws, officers and directors of Green Nevada shall survive the merger without amendment or revision and be the principal place of business, Articles of Incorporation, bylaws, officers and directors of the surviving corporation.

1.3. MERGER. On the Effective Date (as hereinafter set forth) and subject to the terms and conditions of this Agreement, the applicable provisions of the Delaware General Corporation Law (“Delaware Law”), and the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada Law”), Green Delaware is merged with and into Green Nevada.  The separate existence of Green Delaware shall cease on and after the Effective Date.

ARTICLE II
EXCHANGE AND CONVERSION OF SHARES

2.1. CONVERSION OF CAPITAL STOCK. On the Effective Date, each 300 issued and outstanding share of the common stock, $.001 par value per share, of Green Delaware shall be converted into the right to receive one fully paid and non-assessable share of the common stock, $.001 par value per share, of Green Nevada.

2.2. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued by Green Nevada as a result of the merger and no shareholder will own less than five shares. Each fractional share that would otherwise result from the merger shall be cancelled and returned to the authorized and unissued capital stock of Green Nevada and one full share of Green Nevada common stock, $.001 par value per share, shall be issued in its place. The necessary number of whole shares will be issued such that no shareholder will own less than five shares.

2.3. MANDATORY EXCHANGE. Pursuant to the provisions of NRS 78.250, any certificate representing shares of the common stock, $.001 par value per share of Green Delaware shall be surrendered to Green Nevada for cancellation and exchanged for certificates representing shares of Green Nevada common stock, $.001 par value per share. Any stock represented by certificates that have not been so surrendered and exchanged shall be entitled to notice of and vote on any matters on which the shareholders of Green Nevada are entitled to vote and shall be entitled to receive any distributions on Green Nevada capital stock.

2.4. CANCELLATION OF EXISTING SHARES. On the Effective date, each share of the common stock, $.001 par value per share, of Green Nevada outstanding immediately prior to the merger shall be cancelled and returned to the authorized and unissued capital stock of Green Nevada.

ARTICLE III
ADDITIONAL COVENANTS AND AGREEMENTS

3.1. SUBMISSION TO SERVICE IN DELAWARE. Green Nevada agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Green Nevada arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding.

3.2. COOPERATION. This Agreement has been approved and adopted by the stockholders of Green Delaware in accordance with Delaware Law.  Therefore, the parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by Delaware Law or Nevada Law, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Nevada and elsewhere to effectuate the merger herein provided for.

3.3. ADDITIONAL ASSURANCES. Green Delaware hereby appoints the officers and directors, each acting alone, as its true and lawful attorneys in fact to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

ARTICLE IV
EFFECTIVE DATE

4.1. EFFECTIVE DATE. The effective date in the State of Delaware and the State of Nevada, shall be on the date of the last to occur:

•	the first day after the 20th day after the date of mailing an Information Statement in compliance with the provisions of Section 14(c) of the Securities Exchange Act of 1934;

•
the filing and acceptance of a certificate of merger with the Secretary of State of Delaware in accordance with Delaware Law or at such later time as is agreed to by the parties hereto and specified in the certificate of merger; or

•
the filing and acceptance of a Certificate of merger with the Secretary of State of Nevada in accordance with Nevada Law or at such later time as is agreed to by the parties hereto and specified in the certificate of merger.

4.2. TERMINATION. Notwithstanding the full approval and adoption of this Agreement, the said Agreement may be terminated by either party at any time prior to the Effective Date.

4.3. AMENDMENT. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the Effective Date except that, without the approval of the stockholders of Green Delaware and the stockholders of Green Nevada, no such amendment may (a) change the rate of exchange for any shares of Green Delaware or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Green Delaware; (b) change any term of the Articles of Incorporation of Green Nevada; or (c) adversely affect any of the rights of the stockholders of Green Delaware or Green Nevada.

ARTICLE V
MISCELLANEOUS

5.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may have different signatures and be signed at different times.  When all parties have signed at least one counterpart, each counterpart shall be deemed complete and shall constitute the same instrument.

5.2. ENTIRE AGREEMENT. This Agreement is intended by the parties to be the final expression of their agreement with respect to the matter set forth herein and is intended to contain all of the terms of such agreement without the need to refer to other documents. There are no other understandings, written or oral, among the parties with respect to the matter set forth herein.

5.3. AMENDMENT. This Agreement may not be amended except by a written instrument signed by the parties hereto.

IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the parties thereto this 29th day of May, 2014.

GREEN TECHNOLOGY SOLUTIONS, INC. A Delaware corporation By: s/Wallace W. Browne Wallace W. Browne President and CEO	GREEN TECHNOLOGY SOLUTIONS, INC. A Nevada corporation By: s/Wallace W. Browne Wallace W. Browne President and CEO

EXHIBIT B

ARTICLES OF INCORPORATION

ARTICLE I
NAME

The name of the Corporation is Green Technology Solutions, Inc. (hereinafter, the “Corporation”).

ARTICLE II
REGISTERED OFFICE AND AGENT

The name of the Corporation's registered agent in the State of Nevada is Inc. Plan of Nevada, Inc., and the street address of the said registered agent where process may be served on the Corporation is 613 Saddle River Court, Henderson, Nevada 89015.  The mailing address and the street address of the said registered agent are identical.

ARTICLE III
POWERS

The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada.  The Corporation shall have all the powers of a corporation organized under the Revised Statutes of the State of Nevada.

ARTICLE IV
TERM

The Corporation is to have perpetual existence.

ARTICLE V
CAPITAL STOCK

Number and Designation.  The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 480,000,000 shall be shares of common stock, par value $0.001 per share, and 20,000,000 shall be shares of preferred stock, par value $0.001 per share.  The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable.  The consideration for subscriptions to, or the purchase of, the capital stock to be issued by the corporation shall be paid in such form and in such manner as the board of directors shall determine.  In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive.  The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration.  In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

Designated common stock.  Shares of common stock not at the time designated as shares of a particular series pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time in one or more designated series.  The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The board of directors shall determine the number of shares constituting each series of common stock and each series shall have a distinguishing designation.

Undesignated common stock.  Shares of common stock not at the time designated as shares of a particular series, pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time without any distinctive designation. Such undesignated common stock is referred to herein as “common stock”. Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the common stock shall exclusively possess all voting power.  Subject to the provisions of these Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holder.  The term “common stock” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of undesignated common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

Serial Preferred Stock.  Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series.  The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation.  Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

ARTICLE VI
PREEMPTIVE RIGHTS

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

ARTICLE VII
DIRECTORS

(a) Number; Vacancies.  The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.  Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section (b) of this Article VII.

(b) Classified Board.  The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III.  Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

(c) Increase and Reduction in Number of Directors.  Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

(d) Directors Elected by Preferred Stockholders.  Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article VII.  Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

(e) Removal of Directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (including the entire board of directors) of the Corporation may be removed, at any time, but only by the affirmative vote or consent of the holders of at least 2/3ds of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class).  Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article VII shall not apply with respect to the director or directors elected by such holders of preferred stock.

(f) Additional Authority of Directors.  In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(i) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(ii) As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason.  The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

(iii) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or Series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

(iv) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof.  The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

(v) Have the sole authority to call annual or special meetings of the stockholders or delegate a committee of the board of directors the power to call special meetings by the board of directors.

(vi) Change the name of the Corporation at any time and from time to time to any name authorized by Nevada Revised Statutes 78.039.

ARTICLE VIII
VOTING

(a) Cumulative Voting. Except for the right, if any, of holders of shares of preferred stock then outstanding to cumulate votes expressly set forth in the resolution, resolutions or designation providing for the issuance of such shares, cumulative voting is not permitted with respect to the election of directors.

(b) Stockholder Proposals. Any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting: provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the secretary of the company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

ARTICLE IX
INDEMNIFICATION

Any person who was or is a party or was or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the Corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Corporation shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors.  Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article IX.  Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person.  The indemnification provided by this Article IX shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE X
LIMITATIONS ON DIRECTORS' LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (a) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Nevada Revised Statutes Section 78.300. If the Nevada Revised Statutes are amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended.  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XI
SEVERABILITY PROVISIONS

If any voting powers, preferences and relative, participating, optional and other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of all classes and series of capital stock and qualifications, limitations and restrictions thereof set forth in these Articles of Incorporation which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of any series or class of capital stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations, and restrictions thereof set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof unless so expressed herein.

ARTICLE XII
STATUTORY ELECTIONS

(a)          The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.378 to 78.3793, inclusive, relating to acquisition of a controlling interest in the Corporation.

(b)          The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.411 to 78.444, inclusive, relating to combinations with interested stockholders.

ARTICLE XIII
BYLAWS AMENDMENT

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation only by a unanimous vote of the board of directors without a vote or other action by the stockholders.

EXHIBIT C
SECTION 262 OF DELAWARE GENERAL CORPORATION LAW

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

EXHIBIT D
LETTER OF TRANSMITTAL

To Accompany Certificates Representing
Shares of Delaware Common Stock of

GREEN TECHNOLOGY SOLUTIONS, INC.
(a Delaware Corporation)

Converted into a Right to Receive Shares of Nevada Common Stock of Green Technology Solutions, Inc.
(a Nevada Corporation)

Pursuant to the Reincorporation to the State of Nevada and reduction in number of outstanding shares of common stock

Surrender Certificates for Shares of Delaware Common Stock

of Green Technology Solutions, Inc. to:

PACIFIC STOCK TRANSFER
By Mail or By Hand:

PACIFIC STOCK TRANSFER
4045 South Spencer Street Suite 403
Las Vegas, NV 89119
For information call:

(702) 361-3033 or (800) 785-PSTC

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.  If certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

DESCRIPTION OF CERTIFICATES SURRENDERED

Name(s) and Address(es) of Registered Owner(s) (Please fill in, if blank)	Certificate(s) Enclosed (Attach additional list if necessary)

Total Number
________________________________________		of Shares
________________________________________	Certificate	Represented by
________________________________________	Number(s)	Certificate(s)
________________________________________	________________________________________
________________________________________	________________________________________
________________________________________	________________________________________
________________________________________	________________________________________
Total Shares:

SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby surrenders the Certificate(s) listed above (the “Delaware Certificates”) representing shares of common stock, $.001 par value per share (the “Delaware Shares”), of Green Technology Solutions, Inc., a Delaware corporation (the “Company”), for cancellation in exchange for shares of common stock, $.001 par value per share, (“Nevada Shares”), of Green Technology Solutions, Inc. at the exchange ratio of one Nevada Share for three hundred (300) Delaware Shares surrendered hereby, pursuant to a reduction in the total number of shares of common stock of the Company (the “Share Reduction”) effective for shareholders of record on the Effective Date specified in the Information Statement of which this Letter of Transmittal is a part.  The undersigned understands that the exchange of Delaware Shares is subject to the terms and conditions set forth in the accompanying Instruction.

The undersigned understands that , unless appropriate written instructions are given by the undersigned to Pacific Stock Transfer to transmit the Nevada Shares by DWAC, a certificate representing the whole number of Nevada Shares will be sent by mail as soon as practicable following the receipt of the Certificates, this Letter of Transmittal and a check payable to Pacific Stock Transfer in the amount of $ _____ (“Transfer Fee”) (call Pacific Stock Transfer at 702-361-3033 or 800-785-PSTC for your Transfer Fee) for each certificate representing Nevada Shares to be issued delivered by any reasonable procedure requested by the undersigned and agreed to by the Transfer Agent.

Pacific Stock Transfer participates in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program. Therefore, in lieu of delivering physical certificates representing the Nevada Shares, upon written request of the undersigned, so long as the undersigned is not obligated to return such certificate for the placement of a legend thereon, Standard Registrar and Transfer, Inc. shall electronically transmit the Nevada Shares by crediting the account of undersigned’s prime broker with DTC through its Deposit Withdrawal Agent Commission system.

In the event you are entitled to a fractional Nevada Share, the Company will deliver the next highest number of whole shares instead of a certificate for a fractional share.  In the event you are entitled to less than five shares, the Company will deliver the number of shares necessary for you to have a minimum of five shares.

Please issue and deliver the certificate representing the number of Nevada Shares to which the undersigned is entitled in exchange for the Certificates surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under “Description of Certificates Surrendered” above unless otherwise indicated under “Special Registration Instructions” or “Special Delivery Instructions” below.

ELECTRONIC TRANSMISSION INSTRUCTIONS

(See Instruction 2 below)

COMPLETE ONLY if the Nevada Shares are to be transmitted to the undersigned’s account with a Prime broker.

Transmit Nevada Shares to:

Name of Prime Broker

__________________________________________
(Please Print)

Account Name: _____________________________

(Must be the same as name of the registered holder(s) appearing under “DESCRIPTION OF CERTIFICATES SUBMITTED”

Account No. ______________________________

Address __________________________________

_________________________________________
(Include Zip Code)

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 2 below)

COMPLETE ONLY if the certificates for Nevada Shares are to be issued in a different name or are to be sent OTHER than to the address of the registered holder(s) appearing under “DESCRIPTION OF CERTIFICATES SUBMITTED.”

Mail or deliver to:

Name _____________________________
(Please Print)

Address __________________________

__________________________________
(Include Zip Code)

__________________________________
(Tax Identification or Social
Security Number)

(See Substitute Form W-9)

The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim.  The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Certificates.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed.  See Instruction 2.)

(Signature(s) of Shareholder(s)

Dated:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and 3)

Name(s):

(Please Type or Print)

Capacity (Full Title)

Address

(include Zip Code)

Area Code and Tel.  No.

Tax Identification or
Social Security No.

Guarantee of Signature(s)

(See Instruction 2)

Authorized Signature

Name

(Please Type or Print)

Name of Firm

Address

(Include Zip Code)

Area Code and Tel. No.

Dated:

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments.  Please review the Instructions and the information provided under “Important Tax Information” in this Letter of Transmittal.

INSTRUCTIONS

1.  Delivery of Letter of Transmittal and Certificates.  Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to Pacific Stock Transfer at the address shown on the face of this Letter of Transmittal.  If any Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.  The method of delivery of this Letter of Transmittal, Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by Pacific Stock Transfer.  A Letter of Transmittal, Certificates and any other required documents must be properly received by Pacific Stock Transfer, in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of Certificates to pass to the Company.  If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

2.  Guarantee of Signatures.  Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an “Eligible Institution”), unless Certificate(s) are surrendered (i) by the registered holder of Delaware Shares who has not completed the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

3.  Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

If any Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person’s authority so to act.

4.  Validity of Surrender; Irregularities.  All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by the Company.  The Company reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties.  A surrender will not be deemed to have been made until all irregularities have been cured or waived.

5.  Special Delivery Instructions.  Indicate the name and address of the person(s) to which certificates for Nevada Shares are to be issued or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

6.  Additional Copies.  Additional copies of this Letter of Transmittal may be obtained from Pacific Stock Transfer located at 4045 South Spencer Street Suite 403 Las Vegas, Nevada 89119.

7.  Inadequate Space.  If the space provided on this Letter of Transmittal is inadequate, Certificate numbers and numbers of Delaware Shares should be listed on a separate signed schedule affixed hereto.

8.  Letter of Transmittal Required; Surrender of Certificates; Lost Certificates.  A shareholder will not receive any certificates for Nevada Shares unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to Pacific Stock Transfer, together with Certificates representing such Delaware Shares and any required accompanying evidences of authority in form satisfactory to Pacific Stock Transfer.  If Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal.  In such event, the Transfer Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Certificates.

9.  Substitute Form W-9.  Each shareholder is required to provide a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to indicate that he is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9.  Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on any future payments.  The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future.  If the box in Part 3 is checked and the Company is not provided with a TIN within 60 days, the Company will, withhold 31% of any payments thereafter until a TIN is provided to the Company.

IMPORTANT TAX INFORMATION

Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payments that are made to such shareholder may be subject to backup withholding.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

What Number to Give the Company

The shareholder is required to give the Company the social security number or employer identification number of the record owner of the Certificates. If Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

PAYER’S NAME: Green Technology Solutions, Inc. SUBSTITUTE FORM W-9	Part 1 PLEASE PROVIDE YOUR TIN IN THE SPACE BELOW AND CERTIFY BY SIGNING AND DATING PART 3.

Social Security Number OR Employer Identification Number

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
Part 2   Check the box if you are NOT subject to back up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding

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PAYERS REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (“TIN”)	Part 3 CERTIFICATION - Under penalties of perjury, I certify that the information provided on this form is true, correct and complete.

Signature: Date: Awaiting TIN? ┌─┐ └─┘

NOTE:
FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.  PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS